Exhibit 10.1
SEVENTH AMENDMENT
TO FOURTH AMENDED AND RESTATED REVOLVING LOAN AGREEMENT
          This Seventh Amendment to Fourth Amended and Restated Revolving Loan Agreement (this “Amendment”) is entered into as of January 25, 2011 by and among VIASAT, INC., a Delaware corporation (“Borrower”), each lender to the Credit Agreement (as defined below) (collectively, the “Lenders” and individually, a “Lender”) that is a party hereto, UNION BANK, N.A., as administrative agent (in such capacity, “Administrative Agent”), BANK OF AMERICA, N.A., as Syndication Agent, JPMORGAN CHASE BANK, N.A., COMPASS BANK and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH and BANK OF THE WEST, as Co-Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and UNION BANK, N.A., as Joint Lead Arrangers and Joint Book Runners and UNION BANK, N.A., as collateral agent (in such capacity, “Collateral Agent”).
RECITALS
          Borrower, Administrative Agent, Collateral Agent and the Lenders are parties to that certain Fourth Amended and Restated Revolving Loan Agreement dated as of July 1, 2009, as amended by that certain First Amendment to the Fourth Amended and Restated Revolving Loan Agreement dated as of September 30, 2009, that certain Second Amendment to the Fourth Amended and Restated Revolving Loan Agreement dated as of October 6, 2009, that certain Letter Agreement — Third Amendment dated as of December 15, 2009, that certain Fourth Amendment to Fourth Amended and Restated Revolving Loan Agreement dated as of March 15, 2010, that certain Letter Agreement — Fifth Amendment dated as of March 31, 2010 and that certain Letter Agreement — Sixth Amendment dated as of October 12, 2010 (as further amended, modified or supplemented from time to time, the “Credit Agreement”). The parties desire to amend the Credit Agreement in certain respects in accordance with the terms of this Amendment. Unless otherwise defined herein, all capitalized terms in this Amendment shall be as defined in the Credit Agreement.
          NOW, THEREFORE, the parties hereto agree as follows:
     1. The title page of the Credit Agreement is hereby amended by (a) deleting the reference therein to “BANC OF AMERICA SECURITIES LLC” and replacing it with “MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED” and (b) adding the following reference immediately below the reference ending with “Co-Documentation Agents”: “CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH and BANK OF THE WEST, as Co-Agents”.
     2. Amendments to Definitions.
          2.1 The following defined term is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

          “Seventh Amendment Effective Date” means the date upon which the conditions to effectiveness set forth in Section 15 of that certain Seventh Amendment to Fourth Amended and Restated Revolving Loan Agreement dated as of January 25, 2011 are satisfied.
          2.2 The definition of “Applicable Alternate Base Rate Margin” is hereby amended and restated in its entirety to read as follows:
          “Applicable Alternate Base Rate Margin” means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that pricing Period:

Applicable
Pricing Level	Margin
I	150 bps
II	200 bps
III	250 bps
          2.3 The definition of “Applicable Commitment Fee Rate” is hereby amended and restated in its entirety to read as follows:
          “Applicable Commitment Fee Rate” means, for each Pricing Period, the rate set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:

Applicable
Pricing Level	Margin
I	40 bps
II	45 bps
III	50 bps
          2.4 The definition of “Applicable Eurodollar Rate Margin” is hereby amended and restated in its entirety to read as follows:
          “Applicable Eurodollar Rate Margin” means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:

Applicable
Pricing Level	Margin
I	250 bps
II	300 bps
III	350 bps

          2.5 The definition of “Applicable Pricing Level” is hereby amended and restated in its entirety to read as follows:
          “Applicable Pricing Level” means, for each Pricing Period, the pricing level set forth below opposite the Leverage Ratio as of the last day of the Fiscal Quarter most recently ended prior to the commencement of that Pricing Period:

Pricing Level	Leverage Ratio
I	Less than 1.50 to 1.00
II	Greater than or equal to 1.50 to 1.00, but less than 2.50 to 1.00
III	Greater than or equal to 2.50 to 1.00
          provided that (i) in the event that Borrower does not deliver a Pricing Certificate with respect to any Pricing Period prior to the commencement of such Pricing Period, then until such Pricing Certificate is delivered, the Applicable Pricing Level for that Pricing Period shall be Pricing Level III, but once Borrower has delivered a Pricing Certificate with respect to such Pricing Period, then any resulting change in the Applicable Pricing Level shall be made retroactively to the beginning of such Pricing Period, and (ii) if any Pricing Certificate is subsequently determined to be in error, then any resulting change in the Applicable Pricing Level shall be made retroactively to the beginning of the relevant Pricing Period.
          2.6 The definition of the term “Arrangers” is hereby amended by deleting the reference therein to “Banc of America Securities LLC” and replacing it with “Merrill Lynch, Pierce, Fenner & Smith Incorporated”.
          2.7 The definition of the term “Commitment” is hereby amended and restated in its entirety to read as follows:
          “Commitment” means, subject to Sections 2.5 and 2.8, $325,000,000. The respective Pro Rata Shares of the Lenders with respect to the Commitment are set forth in Schedule 1.1.
          2.8 The definition of the term “EBITDA” is hereby amended and restated in its entirety to read as follows:
          “EBITDA” means the sum of (a) Net Income plus (b) to the extent deducted in determining Net Income, (i) Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) non-cash losses as a result of the disposition of customer premises equipment, (vi) any extraordinary non-cash or nonrecurring non-cash charges or losses, and (vii) any non-cash charges arising from compensation expense as a result of the adoption of Financial Accounting Standards Board Statement 123 (Revised 2004), “Share-Based Payment”, which requires certain stock-based compensation to be recorded as expense within the Borrower’s consolidated statement of operations, (viii) non-recurring expenses for professional services, regulatory clearances and filings, transfer fees, severance payments and other similar closing costs (to the extent such expenses are not capitalized by the Borrower) incurred in connection with the WildBlue Acquisition, provided that such non-recurring expenses shall not exceed an aggregate amount of $27,500,000; and (ix) non-recurring expenses for professional services, regulatory clearances and filings, transfer fees, severance payments and other similar closing costs (to the extent such expenses are not capitalized by the Borrower) incurred in connection with Permitted Acquisitions (other than the WildBlue Acquisition) and reasonably approved by the Administrative Agent”; minus (c) to the extent included in Net Income, (i) non-cash gains as a result of the disposition of customer premises equipment, (ii) any extraordinary non-cash or nonrecurring non-cash gains, (iii) the amount of any subsequent cash payments in respect of any non-cash charges described in the preceding clause (b)(vii), and (iv) Interest income; all calculated for the Borrower and its Subsidiaries on a consolidated basis. For the avoidance of doubt, for purposes of calculating EBITDA with respect to any period in which the WildBlue Acquisition occurred, such Acquisition shall be deemed to have occurred on the first day of such period. Accordingly, as to any such period Net Income, Interest Expense, expense for taxes paid or accrued and each other component contained in the definition of “EBITDA” shall be deemed to include the actual results of WildBlue on a pro forma consolidated basis with the Borrower as if such Acquisition had occurred on the first day of such period.
          2.9 The definition of the term “Interest Coverage Ratio” is hereby amended and restated in its entirety to read as follows:
          “Interest Coverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (a) EBITDA for the fiscal period consisting of the four (4) Fiscal Quarters ended on such date to (b) Cash Interest Expense of Borrower and its Subsidiaries for such fiscal period; provided that, for the avoidance of doubt, Interest Expense as used herein will not include interest incurred by WildBlue prior to consummation of the WildBlue Acquisition.
          2.10 The definition of the term “Investment” is hereby amended and restated in its entirety to read as follows:
     “Investment” means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any partnership and joint venture interests of such Person; provided that expenditures by the Borrower or the Subsidiaries with respect to customer premises equipment shall not be deemed to be an Investment. The amount of any Investment shall be the amount actually invested (minus any return of capital with respect to such Investment which has actually been received in Cash or has been converted into Cash), without adjustment for subsequent increases or decreases in the value of such Investment.
          2.11 The definition of the term “Revolving Loan Maturity Date” is hereby amended by deleting the reference therein to “July 1, 2012” and replacing it with “January 25, 2016”.

     3. Section 2.8 of the Credit Agreement is hereby amended as follows:
          (a) Paragraph (a) of Section 2.8 is amended and restated in its entirety to read as follows:
               “(a) If no Default or Event of Default shall have occurred and be continuing, Borrower may at any time prior to the Revolving Loan Maturity Date request (provided that such requests shall be made no more than three (3) times on or after the Seventh Amendment Effective Date) increases of the Commitment by notice to the Administrative Agent in writing of the amount of such proposed increase (such notice, a “Commitment Increase Notice”); provided, however, that any such request pursuant to a Commitment Increase Notice shall be in the minimum amount of $10,000,000 and the aggregate amount of the increase in the Commitment on and after the Seventh Amendment Effective Date shall not exceed $50,000,000. Any such Commitment Increase Notice delivered with respect to any proposed increase in the Commitment may offer one or more Revolving Lenders an opportunity to subscribe for its Pro Rata Share (with respect to the existing Commitment (prior to such increase)) of the increased Commitment. The Administrative Agent shall, within five (5) Banking Days after receipt of a Commitment Increase Notice, notify each Lender of such request. Each Lender desiring to increase its Commitment shall notify the Administrative Agent in writing no later than five (5) Banking Days after receipt of notice from the Administrative Agent. Any Lender that does not notify the Administrative Agent within the time period specified above that it will increase its Commitment will be deemed to have rejected such offer. Any agreement by a Lender to increase its Commitment shall be irrevocable. The notices contemplated by the third and fourth sentences above shall not be required with respect to any exercise by the Borrower of its option to increase the Commitment under this Section 2.8 consummated on the Seventh Amendment Effective Date or within thirty (30) days thereafter.”
          (b) Clause (i) of the last paragraph of Section 2.8 is amended and restated in its entirety to read as follows:
               “(i) each of the existing Lenders shall assign to each of the New Lenders, if any, and each of the New Lenders shall purchase from each of the existing Lenders, at the principal amount thereof (together with accrued interest), such interests in the Loans outstanding on such date, or, if there are no New Lenders at such time, each of the Lenders party to this Agreement on the date such increased Commitment becomes effective shall increase or decrease the outstanding balance of their Revolving Loans, in either case as shall be necessary in order that, after giving effect to all such assignments, purchases, increases and decreases, such Loans will be held by the Lenders ratably in accordance with their Commitments after giving effect to such increase in the total Commitments hereunder,”
     4. Section 2.9(b)(i) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof: “Solely for the purposes of this Section 2.9 with respect to Swing Line Advances, “Applicable Interest Rate” means, as of any date of determination, the Alternate Base Rate plus the Applicable Alternate Base Rate Margin.”
     5. Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          “6.14 Interest Coverage Ratio. Permit the Interest Coverage Ratio at the end of each Fiscal Quarter to be less than 4.50 to 1.00.”
     6. Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “6.17 Capital Expenditures. Make any Capital Expenditure in any Fiscal Year, if to do so would cause the aggregate Capital Expenditures made in such Fiscal Year to exceed $75,000,000 (exclusive of (i) Capital Expenditures made in connection with Permitted Acquisitions and (ii) Capital Expenditures regarding ViaSat-1 Joint Venture which, when aggregated with Dispositions made pursuant to Section 6.2(b) and Investments made pursuant to Section 6.16(n), do not exceed the Maximum ViaSat-1 Joint Venture Investments) at any time during the term hereof; provided that if at the end of the Fiscal Year Capital Expenditures made in such Fiscal Year are less than $75,000,000, then the amount by which $75,000,000 exceeds the Capital Expenditures made in such Fiscal Year may be carried forward and included in the aggregate amount of Capital Expenditures permitted to be made in succeeding Fiscal Years; provided further that in no event shall Capital Expenditures made in any Fiscal Year exceed $100,000,000; provided further that expenditures by the Borrower or the Subsidiaries with respect to customer premises equipment shall not be deemed to be Capital Expenditures.”
     7. Section 11.27 of the Credit Agreement is hereby amended by deleting the phrase “upon ten (10) Banking Days’ prior notice” and replacing it with “upon three (3) Banking Days’ prior notice (or such lesser period of notice as the Non-Consenting Lender and the Administrative Agent may agree to)”.
     8. Exhibit B to the Credit Agreement is hereby replaced in its entirety with Exhibit B attached hereto.
     9. Schedule 1.1 to the Credit Agreement is hereby replaced in its entirety with Schedule 1.1 attached hereto.
     10. Schedule 4.4 to the Credit Agreement is hereby replaced in its entirety with Schedule 4.4 attached hereto.
     11. No course of dealing on the part of Lenders, the Administrative Agent, the Collateral Agent or their officers, nor any failure or delay in the exercise of any right by the Administrative Agent, the Collateral Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Administrative Agent’s, Collateral Agent’s or any Lenders’ failure at any time to require strict performance by Borrower of any provision of any Loan Document shall not affect any right of any Lender, Administrative Agent or Collateral Agent thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Administrative Agent, in accordance with the terms of the Credit Agreement.
     12. The Credit Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Administrative Agent, Collateral Agent or any Lender under the Credit Agreement, as in effect prior to the date hereof.
     13. The Borrower represents and warrants to the Lenders that (a) except for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by the Credit Agreement, the representations and warranties contained in the Credit Agreement or in any other document or documents relating thereto are true and correct in all material respects on and as of the date hereof as though made on the date hereof, and all such representations and warranties shall survive the execution and delivery of this Amendment, (b) each Domestic Subsidiary listed on Schedule 4.4 to the Credit Agreement is, as of the Seventh Amendment Effective Date, either (i) party to the Subsidiary Guaranty, the Subsidiary Security Agreement and the Subsidiary Pledge Agreement or (ii) not a Significant Domestic Subsidiary and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.
     14. As a condition to the effectiveness of Section 7 of this Amendment, Administrative Agent shall have received, in form and substance reasonably satisfactory to Administrative Agent, this Amendment, duly executed by Borrower, Administrative Agent, Collateral Agent and the Requisite Lenders.
     15. As a condition to the effectiveness of this Amendment (other than Section 7 which shall become effective in accordance with the requirements of Section 14 hereof), Administrative Agent and the Lenders shall have received, in form and substance reasonably satisfactory to Administrative Agent and the Lenders, the following:
     (a) this Amendment, duly executed by Borrower, Administrative Agent, Collateral Agent and the Lenders;
     (b) an Affirmation of Subsidiary Guaranty and Security Agreement, duly executed by each Guarantor;
     (c) resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment, with an incumbency certificate; each in form and content reasonably acceptable to Administrative Agent;
     (d) a certificate signed by a Responsible Official of Borrower certifying that the condition specified in Section 8.1(e) of the Credit Agreement is true and correct as of the date hereof;
     (e) payment of all commitment fees owing by Borrower to each respective Lender, in such amounts as agreed upon between Borrower and such Lender; and
     (f) all reasonable attorneys’ fees and costs incurred by the Administrative Agent’s and Collateral Agent’s counsel through the date of this Amendment, which may be debited from any of Borrower’s accounts (following Borrower’s authorization of such fees and costs).
     16. The governing law and venue provisions of Section 11.17 of the Credit Agreement are incorporated herein by this reference mutatis mutandis. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart. Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect except that each reference to the “Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement. Each party shall execute and deliver such further documents, and perform such further acts, as may be reasonably necessary to achieve the intent of the parties as expressed in this Amendment.
[Balance of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VIASAT, INC.
By:	/s/ Keven K. Lippert
	Name:	Keven K. Lippert
	Title:	Vice President, General Counsel & Secretary

[Signature Page to Seventh Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

UNION BANK, N.A., as Administrative Agent
By:	/s/ Mark Adelman
Mark Adelman
Vice President

UNION BANK, N.A., as Collateral Agent
By:	/s/ Mark Adelman
Mark Adelman
Vice President

UNION BANK, N.A., as a Lender and Swing Line Lender
By:	/s/ Mark Adelman
Mark Adelman
Vice President

[Signature Page to Seventh Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Christopher D. Pannacciulli
	Name:	Christopher D. Pannacciulli
	Title:	Senior Vice President

[Signature Page to Seventh Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Anna C. Araya
	Name:	Anna C. Araya
	Title:	Vice President

[Signature Page to Seventh Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

BANK OF THE WEST, as a Lender
By:	/s/ Alyssa Pearson
	Name:	Alyssa Pearson
	Title:	Vice President

[Signature Page to Seventh Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

COMERICA BANK, as a Lender
By:	/s/ Don R. Carruth
	Name:	Don R. Carruth
	Title:	Vice President

[Signature Page to Seventh Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

CALIFORNIA BANK & TRUST, as a Lender
By:	/s/ Steve DeLong
	Name:	Steve DeLong
	Title:	Senior Vice President, Manager

[Signature Page to Seventh Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Donald S. Green
	Name:	Donald S. Green
	Title:	Vice President

[Signature Page to Seventh Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

COMPASS BANK, as a Lender
By:	/s/ Erik Velastegvi
	Name:	Erik Velastegvi
	Title:	Senior Vice President

[Signature Page to Seventh Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Director

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

[Signature Page to Seventh Amendment to
Fourth Amended and Restated Revolving Loan Agreement]

EXHIBIT B
(Compliance Certificate)

COMPLIANCE CERTIFICATE

To:	UNION BANK, N.A., AS ADMINISTRATIVE AGENT
     This Compliance Certificate (this “Certificate”) is delivered with reference to that certain Fourth Amended and Restated Revolving Loan Agreement, dated as of July 1, 2009, among ViaSat, Inc., a Delaware corporation (“Borrower”), the Lenders therein named, Union Bank, N.A. (formerly known as Union Bank of California, N.A.), as Administrative Agent; Bank of America, N.A., as Syndication Agent; JPMorgan Chase Bank, N.A., Compass Bank and Wells Fargo Bank, National Association, as Co-Documentation Agents; Credit Suisse AG, Cayman Islands Branch and Bank of the West, as Co-Agents; Merrill Lynch, Pierce, Fenner & Smith Incorporated and Union Bank, N.A., as Joint Lead Arrangers and Joint Book Runners; and Union Bank, N.A., as Collateral Agent (as amended, extended, renewed, supplemented or otherwise modified from time to time, the “Loan Agreement”). Terms defined in the Loan Agreement and not otherwise defined in this Certificate shall have the meanings defined for them in the Loan Agreement. Section references herein relate to the Loan Agreement unless stated otherwise. In the event of any conflict or inconsistency between the terms of this Certificate and the terms of the Loan Agreement, the Loan Agreement shall control.
     This Certificate is delivered in accordance with Section 7.3 of the Loan Agreement by a Senior Officer of Borrower. This Certificate is delivered with respect to the Fiscal Quarter ended ___________________, ____ (the “Test Fiscal Quarter”). Computations indicating compliance with respect to the covenants contained in Sections 6.13, 6.14, 6.15 and 6.16(k) of the Loan Agreement are set forth below:
[Balance of Page Intentionally Left Blank]

I.	Section 6.13 — Leverage Ratio. Leverage Ratio for the period ending on the last day of the Test Fiscal Quarter (the “Determination Date”) was ____: 1.00
Maximum Permitted: 3.50:1.00
Leverage Ratio is computed as follows:.

(a)	all Indebtedness of Borrower and its Subsidiaries on the Determination Date minus the aggregate amount of all Cash and Cash Equivalents of the Borrower and its Subsidiaries in excess of $30,000,000 in which the Collateral Agent has a perfected security interest	$
divided by

(b)	EBITDA for the fiscal period consisting of the four (4) Fiscal Quarters ended on the Determination Date (as calculated below)	$

	equals Leverage Ratio [(a)÷(b)]	________: 1.00
II.	Section 6.14 — Interest Coverage Ratio. As of the last day of the Test Fiscal Quarter the Interest Coverage Ratio was ____: 1.00.
Minimum: 4.50:1.00
Interest Coverage Ratio is computed as follows:

(a)	EBITDA for the fiscal period consisting of the four (4) Fiscal Quarters ended on the Determination Date (as calculated below)	$
divided by

(b)	Cash Interest Expense of Borrower and its Subsidiaries for such fiscal period	$

	equals the Interest Coverage Ratio [(a) ÷ (b)]	________: 1.00

III.	Section 6.15 — Senior Secured Leverage Ratio. Senior Secured Leverage Ratio for the period ending on the last day of the Test Fiscal Quarter (the “Determination Date”) was ____: 1.00
Maximum Permitted: 2.50:1.00 from the date of incurrence of any Permitted Additional Senior Indebtedness through the day before Borrower’s Fiscal Year ending 2011; and (b) 2.00 to 1.00 thereafter
Senior Secured Leverage Ratio is computed as follows:

(a)	all Indebtedness of Borrower and its Subsidiaries on the Determination Date	$

minus

(b)	unsecured portion of Permitted Senior Unsecured Indebtedness	$
divided by

(c)	EBITDA for the fiscal period consisting of the four (4) Fiscal Quarters ended on the Determination Date (as calculated below)	$

	equals Senior Secured Leverage Ratio [(a)- (b)÷(c)]	________: 1.00
IV.	Section 6.16(k) — Investments in ViaSat Satellite Ventures and in Wholly-Owned Foreign Subsidiaries (for Investments in Joint Ventures); Investments in Joint Ventures. As of the last day of the Test Fiscal Quarter the aggregate of all such Investments was equal to $_________ (the “6.16(k) Joint Venture Investment Limitation”).
Maximum:	1.50 X Borrower’s consolidated trailing twelve month EBITDA as of Borrower’s most recent fiscal quarter
Investment limitation is computed as follows:

Investments in ViaSat Satellite Ventures for the purpose of investment by ViaSat Satellite Ventures in Joint Ventures	$

Investments in Wholly-Owned Foreign Subsidiaries for the purpose of investment by such Wholly-Owned Foreign Subsidiaries in Joint Ventures	$

Investment Amount:	$

Recipient:

Investment Amount:	$

Recipient:

Investment Amount:	$

Recipient:

Total Investment Amount:	$

equals the 6.16(k) Joint Venture Investment Limitation	$
EBITDA is calculated as follows:

(a)	Net Income	$

Plus (without duplication)

(b)	(i) Interest Expense	$

	(ii) expense for taxes paid or accrued	$

	(iii) depreciation	$

	(iv) amortization	$

	(v) non-cash losses as a result of the disposition of customer premises equipment	$

	(vi) extraordinary non-cash or nonrecurring non-cash charges or losses	$

	(vii) non-cash charges arising from compensation expense	$

	(viii) non-recurring, non-capitalized expenses for professional services/regulatory clearances/filings/transfer fees/severance payments incurred in connection with the WildBlue Acquisition	$

	(ix) non-recurring, non-capitalized expenses for professional services/regulatory clearances/filings/transfer fees/severance payments incurred in connection with other Permitted Acquisitions	$

Minus (without duplication)

(c)	(i) non-cash gains as a result of the disposition of customer premises equipment	$

	(ii) extraordinary non-cash or nonrecurring non-cash gains realized	$

	(iii) the amount of any subsequent cash payments in respect of any non-cash charges described in clause (b)(vii), above	$

	(iv) Interest income	$

Equals EBITDA [(a)+(b)-(c)]		$
V.	A review of the activities of Borrower during the fiscal period covered by this Certificate has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Borrower performed and observed all of its Obligations. To the best knowledge of the undersigned, during the fiscal period covered by this Certificate, all covenants and conditions have been so performed and observed and no Default or Event of Default has occurred and is continuing, with the exceptions set forth below in response to which Borrower has taken or proposes to take the following actions (if none, so state).

VI.	The undersigned a Senior Officer of Borrower or his or her designated representative certifies in such capacity that the calculations made and the information contained herein are derived from the books and records of Borrower, as applicable, and that to the best of his or her knowledge each and every matter contained herein correctly reflects those books and records.
VII.	No event or circumstance has occurred that constitutes a Material Adverse Effect since the date the most recent Compliance Certificate was executed and delivered, with the exceptions set forth below (if none, so state):

VIII.	No Significant Domestic Subsidiary has been acquired or created since the date the most recent Compliance Certificate was executed and delivered, with the exceptions set forth below (if none, so state):

IX.	No Maximum ViaSat-1 Joint Venture Investments have been made since the date the most recent Compliance Certificate was executed and delivered, with the exceptions set forth below (by date and amount) (if none, so state):
Section 6.2 (Disposition of Property by Borrower and any Subsidiary):

Section 6.16(n) (Investments consisting of contributions of cash equivalents or other assets by Borrower or its Subsidiaries to the ViaSat Satellite Ventures or the ViaSat-1 Joint Venture):

Section 6.17 (Capital Expenditures):

[Balance of Page Intentionally Left Blank]

     Maximum ViaSat-1 Joint Venture Investments is calculated as follows:

ViaSat-1 Joint Venture Investments (current period)	$

ViaSat-1 Joint Venture Investments (inception of Investments to date)	$

$500,000,000	$

Dated:
Name:

Title:

[Signature Page to Compliance Certificate]

SCHEDULE 1.1
(Lender Commitments)

SCHEDULE 1.1
Lender Commitments

	Commitment	Pro Rata Share of
Institution	Amount	Commitment
Bank of America, N.A.	$45,000,000	13.846153846%
Union Bank, N.A.	$45,000,000	13.846153846%
JPMorgan Chase Bank, N.A.	$45,000,000	13.846153846%
Wells Fargo Bank, National Association	$45,000,000	13.846153846%
Compass Bank	$40,000,000	12.307692308%
Credit Suisse AG, Cayman Islands Branch	$35,000,000	10.769230769%
Bank of the West	$30,000,000	9.230769231%
Comerica Bank	$20,000,000	6.153846154%
California Bank & Trust	$20,000,000	6.153846154%
TOTAL	$325,000,000	100%

SCHEDULE 4.4
(Subsidiaries)

SCHEDULE 4.4
A. Subsidiaries of ViaSat
1.	ViaSat Worldwide Limited, a Delaware corporation. Number of Shares issued: 1,000 shares common stock Sole Shareholder: ViaSat, Inc.
2.	ViaSat China Services, Inc., a Delaware corporation Number of Shares issued: 1,000 shares common stock Sole Shareholder: ViaSat, Inc.
3.	ViaSat Europe S.r.L. an Italian limited liability company Number of Shares issued: 10,000 shares ViaSat, Inc.: quota of Euro 9,900 ViaSat Worldwide Ltd.: quota of Euro100
4.	ViaSat Australia PTY Limited, an Australian corporation Number of Shares issued: 1,000 Ordinary Shares Sole Member/Shareholder: ViaSat, Inc.
5.	ViaSat India Pvt. Ltd., an Indian private limited company Number of Shares issued: 70 to ViaSat, Inc. 11,039 to ViaSat Worldwide Limited
6.	ViaSat Canada Company, a Nova Scotia Unlimited Liability Company Number of Shares issued: 100,000 shares Sole Shareholder: ViaSat, Inc.
7.	JAST. S.A., a Swiss corporation Number of shares issued: 100,000 shares Sole Shareholder: ViaSat, Inc.
8.	Softswitch, LLC., a Delaware limited liability company 100% Member Interests owned by ViaSat, Inc.
9.	ViaSat Satellite Ventures, LLC, a Delaware limited liability company 100% Member Interests owned by ViaSat, Inc.
10.	ViaSat Satellite Ventures Holdings Luxembourg S.a.r.l., a societe a responsabilite limitee Number of Shares issued: 50,000 shares Sole Shareholder: ViaSat, Inc.
11	ViaSat Credit Corp, a Delaware corporation Number of Shares issued: 1,000 shares

Sole Shareholder: ViaSat Satellite Ventures, LLC
12.	VSV I Holdings, LLC, a Delaware limited liability company 100% Member Interests owned by ViaSat Satellite Ventures, LLC
13.	VSV II Holdings, LLC, a Delaware limited liability company 100% Member Interests owned by ViaSat Satellite Ventures, LLC
14.	IOM Licensing Holding Company Limited, an Isle of Man company Number of Shares issued: 1 share Sole Shareholder: ViaSat, Inc.
15.	ViaSat (IOM) Limited, an Isle of Man company Number of Shares issued: 1 share Sole Shareholder: ViaSat, Inc.
16.	ViaSat Satellite Ventures Holdings France SAS, a French Societe par Actions simplifiee Number of Shares issued: 37,000 shares Sole Shareholder: ViaSat Satellite Holdings Luxembourg S.a.r.l.
17.	ViaSat Credit, LLC, a Delaware limited liability company 100% Member Interests owned by ViaSat Credit Corp.
18.	ViaSat Satellite Ventures U.S. I, LLC, a Delaware limited liability company 100% Member Interests owned by VSV I Holdings, LLC.
19.	ViaSat Satellite Ventures, U.S. II, LLC, a Delaware limited liability company 100% Member Interests owned by VSV II Holdings, LLC
20.	ViaSat-1 Holdings, LLC, a Delaware limited liability company 100% Member Interests owned by ViaSat Satellite Ventures U.S. I, LLC
21.	ViaSat Peru S.R.L., a Peruvian limited liability company Number of Shares/Equity Quota issued: 100 ViaSat, Inc.: 1 equity quota ViaSat Worldwide Ltd.: 99 equity quota
22.	ViaSat Stimulus, LLC, a Delaware limited liability company 100% Member Interests owned by ViaSat, Inc
23.	ViaSat, Inc. Limitada, a Chilean limited liability partnership 99.01% interests owned by ViaSat, Inc. ..99% interests owned by ViaSat Worldwide Ltd.
24.	TrellisWare Technologies, Inc., a Delaware corporation

Number of Shares issued: 14,737,176 shares 54% owned by ViaSat, Inc.
25.	WildBlue Communications, LLC a Delaware limited liability company
(formerly Satellite Broadband ARRA Application, LLC, a Delaware limited liability company)
100% Member Interests owned by WildBlue Communications, Inc.
26.	WildBlue Holding, Inc., a Delaware corporation Number of Shares issued: 1,000 shares Sole Shareholder: ViaSat, Inc.
27.	WildBlue Communications, Inc., a Delaware corporation Number of Shares issued: 1,000 shares Sole Shareholder: WildBlue Holding, Inc.
28.	WB Holdings 1 LLC., a Colorado LLC 100 Member Interests Certificated Sole Member/Shareholder: WildBlue Communications, Inc.
29.	WildBlue Communications Canada Corp., a Nova Scotia unlimited liability company Number of Shares issued: 100 shares Sole Shareholder: WildBlue Communications, Inc.
30.	ViaSat Satellite Holdings Limited, a UK private limited company
(formerly Stonewood Sapphire Limited, a UK private limited company.)
Number of Shares issued: 69,140 shares
Sole Shareholder: ViaSat, Inc.
31.	Stonewood Group Limited, a UK private limited company Number of Shares issued: 59,690 Sole Shareholder: ViaSat Satellite Holdings Limited, a UK private limited company
32.	Echoblue Rural Broadband, LLC., a Delaware limited liability company
50% Member Interests owned by WildBlue Communications, Inc.
50% Member Interests owned by EchoStar Broadband II LLC., a Colorado LLC